Exhibit 99.2

PRESS RELEASE

FOR ADDITIONAL INFORMATION:

Investor Relations: David Lim +1 844-632-1060 IR@univar.com Media Relations: Michele Mazur +1 331-777-6187 mediarelations@univar.com

Univar Presents Growth Strategy and

Three- and Five-Year Financial Targets

DOWNERS GROVE, Ill., May 15, 2017 — Univar Inc. (NYSE: UNVR) (“Univar”), a global chemical and ingredients distributor and provider of value-added services, is hosting investors in New York City on May 15, 2017, at which time Stephen D. Newlin, chairman and chief executive officer, and other members of the senior management team are presenting the company’s strategic plan and financial performance targets.

Univar will share key actions it is taking under each of the company’s three strategic priorities of Commercial Greatness, Operational Excellence and One Univar, which were established in the past year, that will ignite sustainable, superior growth.

“Univar is well positioned to create significant value through three powerful growth pathways that include improved margins, increased market share and market expansion,” said Newlin. “We have clearly defined our growth plan and we have the right team in place to successfully execute it.”

David Jukes, Univar’s newly appointed president and chief operating officer added, “We are highly focused on increasing value for our customers, supplier partners and shareholders. We are executing with greater rigor and discipline and are energized by our recent signs of success.”

By successfully executing against its plans, Univar expects to deliver annual adjusted EBITDA growth of 11 percent or greater through 2021 and earnings per share greater than $3.00 in 2021. For the year 2019, the company announced it expects adjusted EBITDA to be within a range of $750 to $800 million and earnings per share within a range of $2.00 to $2.30.

The company’s presentation is being broadcast live on the internet and can be accessed on the Investor Relations section of its website at http://investor.univar.com/investors/events-and-presentations.

About Univar Inc.

Founded in 1924, Univar (NYSE: UNVR) is a global chemical and ingredients distributor and provider of value-added services, working with leading suppliers worldwide. Supported by a comprehensive team of sales and technical professionals with deep specialty and market expertise, Univar operates hundreds of distribution facilities throughout North America, Western Europe, Asia-Pacific and Latin America. Univar delivers tailored customer solutions through a broad product and services portfolio sustained by one of the most extensive industry distribution networks in the world. For more information, visit www.univar.com.

Use of Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Some of the forward-looking statements can be identified by the use of forward-looking terms such as “believes,” “expects,” “may,” “will,” “should,” “could,” “seeks,” “intends,” “plans,” “estimates,” “anticipates” or other comparable terms. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this presentation and include statements regarding our intentions, beliefs or current expectations concerning, among other things, our results of operations, financial condition, macro-economic conditions, liquidity, prospects, business trends, currency trends, competition, markets, growth strategies and the industries in which we operate and including, without limitation, statements relating to our estimated or anticipated financial performance or results. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industries in which we operate may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition and liquidity, and the development of the industries in which we operate are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results, conditions or developments in subsequent periods. A number of important factors could cause actual results to differ materially from those contained in or implied by the forward-looking statements, including those reflected in forward-looking statements relating to our operations and business and the risks and uncertainties discussed in “Risk Factors.” Factors that could cause actual results to differ from those reflected in forward-looking statements relating to our operations and business include: general economic conditions, particularly fluctuations in industrial production and the demands of our customers; disruptions in the supply of chemicals we distribute or our customers’ or producers’ operations; termination or change of contracts or relationships with customers or producers on short notice; the price and availability of chemicals, or a decline in the demand for chemicals; our ability to pass through cost increases to our customers; our ability to meet customer demand for a product; trends in oil and gas prices; our ability to execute strategic investments, including pursuing acquisitions and/or dispositions, and successfully integrating and operating acquired companies; challenges associated with international operations, including securing producers and personnel, import/export requirements, compliance with foreign laws and international business laws and changes in economic or political conditions; our ability to effectively implement our strategies or achieve our business goals; exposure to interest rate and currency fluctuations; competitive pressures in the chemical distribution industry; consolidation of our competitors; our ability to implement and efficiently operate the systems needed to manage our operations; the risks associated with security threats, including cybersecurity threats; increases in transportation costs and changes in our relationship with third party carriers; the risks associated with hazardous materials and related activities; accidents, safety failures, environmental damage, product quality issues, major or systemic delivery failures involving our distribution network or the products we carry or adverse health effects or other harm related to the materials we blend, manage, handle, store, sell or transport; evolving laws and regulations relating to hydraulic fracturing and risks associated with chemicals used in hydraulic fracturing; losses due to potential product liability claims and recalls and asbestos claims; compliance with extensive environmental, health and safety laws, including laws relating to our environmental services businesses and the investigation and remediation of contamination, that could require material expenditures or changes in our operations; general regulatory and tax requirements; operational risks for which we may not be adequately insured; ongoing litigation and other legal and regulatory actions and risks, including asbestos claims; potential impairment of goodwill; inability to generate sufficient working capital; loss of key personnel; labor disruptions and other costs associated with the unionized portion of our workforce; negative developments affecting our pension plans and multi-employer pensions; the impact of labeling regulations; and our substantial indebtedness and the restrictions imposed by our debt instruments and indenture.

You should read this press release, including the uncertainties and factors discussed under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2016 completely and with the understanding that actual future results may be materially different from expectations. All forward-looking statements made in this presentation are qualified by these cautionary statements. These forward-looking statements are made only as of the date of this presentation and we do not undertake any obligation, other than as may be required by law, to update or revise any forward-looking or cautionary statements to reflect changes in assumptions, the occurrence of events, unanticipated or otherwise and changes in future operating results over time or otherwise. Comparisons of results between current and prior periods are not intended to express any future trends, or indications of future performance, unless expressed as such, and should only be viewed as historical data. There have been no material changes from the “Risk Factors” disclosed in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.

The financial projections in this presentation were based on numerous variables and assumptions that are inherently uncertain, many of which are beyond the control of Univar’s management. Important factors that may affect actual results and cause the financial projections described below not to be achieved include, but are not limited to, risks and uncertainties set forth under “Risk Factors” in our annual report on Form 10-K and in our other filings with the SEC from time to time. In order to present the projected financial information regarding Univar, management made certain assumptions regarding Univar with respect to market performance, industry performance, company performance and certain business decisions that are subject to change. As a result, actual results may differ materially from those contained in the financial projections. Accordingly, there can be no assurance that any aspects of the financial projections described below will be realized.

The inclusion of the financial projections should not be regarded as an indication that Univar or its management considered that any information contained in those financial projections are necessarily predictive of actual future events, and nothing in them should be relied upon as such. None of Univar and its affiliates, officers, directors, partners, advisors or other representatives can give any assurance that actual results will not differ from the financial projections described below, and none of them undertakes any obligation to update or otherwise revise or reconcile them to reflect circumstances existing after the date hereof or to reflect the occurrence of future events even in the event that any or all of the assumptions underlying the projections are shown to be in error. Univar does not intend to make publicly available any update or other revision to any such financial projections. None of Univar or its respective affiliates, officers, directors, partners, advisors or other representatives has made, makes or is authorized in the future to make any representation regarding Univar’s ultimate performance compared to the information contained in the financial projections or that forecasted results will be achieved.

Neither Univar’s independent auditors, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to the financial projections in this presentation, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for the financial projections described herein.

Regulation G: Non-GAAP Measures and Reconciliation of Non-GAAP Measures to GAAP Measures

The information presented herein regarding certain unaudited non-GAAP measures does not conform to generally accepted accounting principles in the United States (U.S. GAAP) and should not be construed as an alternative to the reported results determined in accordance with U.S. GAAP. Univar has included this non-GAAP information to assist in understanding the operating performance of the company and its operating segments. The non-GAAP information provided may not be consistent with the methodologies used by other companies. No quantitative reconciliation is available for the 2019 and 2021 financial target information.

Adjusted EBITDA

The Company monitors the results of its operating segments separately for the purposes of making decisions about resource allocation and performance assessment. The Company evaluates performance on the basis of Adjusted EBITDA, which it defines as its consolidated net income (loss), plus the sum of interest expense, net of interest income, income tax expense (benefit), depreciation, amortization, other operating expenses, net (which primarily consists of pension mark to market adjustments, acquisition and integration related expenses, employee stock-based compensation expense, restructuring charges, business optimization, and other unusual or non-recurring expenses), impairment charges, loss on extinguishment of debt and other income (expense), net (which consists of gains and losses on foreign currency transactions and undesignated derivative instruments, debt refinancing costs, and other non-operating activity). The Company believes that Adjusted EBITDA is an important indicator of operating performance because:

•	The Company reports Adjusted EBITDA to its lenders as required under the covenants of its credit agreements;

•	Adjusted EBITDA excludes the effects of income taxes, as well as the effects of financing and investing activities by eliminating the effects of interest, depreciation and amortization expenses;

•	The Company uses Adjusted EBITDA in setting performance incentive targets;

•	The Company considers gains (losses) on the acquisition, disposal and impairment of assets as resulting from investing decisions rather than ongoing operations; and

•	Other significant items, while periodically affecting the Company’s results, may vary significantly from period to period and have a disproportionate effect in a given period, which affects comparability of its results.

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